Schedule 4
                                   ----------

                      Names and Locations of Offices
                      ------------------------------

           Other names under which Borrower conducts business:

           Locations where Borrower maintains Books and Records:

                            210 West 4th Street
                    East Stroudsburg, Pennsylvania 18301.

         Locations where Borrower conducts business or operations:

                            210 West 4th Street
                    East Stroudsburg, Pennsylvania 18301.